Q1 2024 Financial Results Apollo Commercial Real Estate Finance, Inc. April 29, 2024 March 31, 2024 Exhibit 99.2

This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (the “Company,” “ARI,” “we,” “us” and “our”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: higher interest rates and inflation; market trends in our industry, real estate values, the debt securities markets or the general economy; ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; the timing and amounts of expected future fundings of unfunded commitments; and the return on equity, the yield on investments and risks associated with investing in real estate assets including changes in business conditions and the general economy. The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the year ended December 31, 2023 and other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Distributable Earnings and Distributable Earnings per share. Please refer to page 21 for a definition of “Distributable Earnings” and the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures set forth on page 20. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future returns. Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI. Unless the context requires otherwise, references in this presentation to “Apollo” refer to Apollo Global Management, Inc., together with its subsidiaries, and references in this presentation to the “Manager” refer to ACREFI Management, LLC, an indirect subsidiary of Apollo Global Management, Inc. Forward Looking Statements and Other Disclosures

See footnotes on page 21 ARI Highlights Floating Rate Portfolio 99% Percentage Floating Rate Loans Weighted Average Remaining Term on Corporate Debt2 3.8 Years No Corporate Debt Maturities until May 2026 Q1’24 Distributable Earnings1 $0.35 Distributable Earnings1 per Diluted Share of Common Stock Consistent Distributions 16 Quarters Maintained $0.35 dividend distribution since Q2 2020

Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD Represents USD equivalent based on foreign exchange rates as of date funded or commitment closed Reflects book value per share (excluding General CECL Allowance and depreciation) of $13.59 multiplied by shares of common stock outstanding See footnotes on page 21 Q1 Summary Results Financial Results Loan Portfolio Net loss attributable to common stockholders of $(108) million, or $(0.76) per diluted share of common stock Includes an increase of $142 million in Specific CECL Allowance recorded on a subordinate loan secured by our interest in an ultra-luxury residential property in Manhattan, NY Distributable Earnings1 of $50 million, or $0.35 per diluted share of common stock Declared common stock dividends of $0.35 per share, which implies a dividend yield3 of 13.0% Capitalization Total loan portfolio of $8.3 billion4 with w/a unlevered all-in yield5,a of 9.1% 96% first mortgages 99% floating rate Weighted-average risk rating of 3.0 Total repayments of $176 million Gross add-on fundings6 of $322 million, including £168 million ($213 millionb in USD) funded to a commitment closed in December 2023 to a first mortgage secured by a portfolio of pubs across the UK Ended the quarter with total common equity book value of $1.9 billionc Closed a new secured credit facility with Goldman Sachs with a total capacity of £126 million ($159 millionb in USD), in connection with funding our £168 million ($213 millionb in USD) commitment closed in December 2023 to a first mortgage secured by a portfolio of pubs across the UK Amended and upsized our secured credit facility with Atlas, providing $114 million in additional capacity and amended terms to include conversion to a 2-year term with 1-year extension option No corporate debt maturities until May 2026 Subsequent Events The senior loan secured by an ultra-luxury residential property in Manhattan was refinanced by a 3rd party lender, resulting in a $108 million reduction to the loan basis Originated a $158 million first mortgage secured by a luxury multifamily property in Emeryville, CA Received approximately $269 million of loan proceeds, including $135 million from the sale of a first mortgage secured by a hotel in Honolulu, HI, upon its contractual maturity date at a price of 99.5%

Amount reflects Distributable Earnings prior to net realized loss on investments and gain on extinguishment of debt Includes net foreign currency gain, net unrealized loss on forward currency contracts and interest rate hedges, and realized gain on forward currency contracts related to principal outside impact of forward points Includes valuation allowance on a commercial mortgage loan held for sale as of March 31, 2024 See footnotes on page 21 Per Share Overview Distributable Earnings per Share1,7,a 1,7,a Book Value per Share8 BVPS Post-General CECL Allowance & Depreciation General CECL Allowance & Depreciation $0.35 Book Value per Share8 Roll Forward 10 b c Distributable Earnings per Share Quarterly Dividend Q1’24 Specific CECL Allowance

REO Overview a See footnotes on page 21 Portfolio Activity & REO Overview Debt related to real estate owned represents construction financing on our Brooklyn Development, and excludes borrowings on our revolving credit facility for which certain of our real estate assets are pledged as collateral. The construction financing includes a maximum commitment of $388 million and is presented net of $3 million in deferred financing costs. REO Q1 Loan Portfolio Activity Brooklyn Development: Above-grade work continues, with a majority of residential floors poured on the multifamily tower component D.C. Hotel: Q1 2024 net income from hotel operations is consistent with Q1 2023, as performance is sustained by steady demand Atlanta Hotel: Reclassified to held for sale as of March 31, 2024, as sale to prospective buyer is no longer probable, and we are not currently actively marketing the property $142 million additional Specific CECL Allowance recorded on a subordinate loan secured by our interest in an ultra-luxury residential property in Manhattan, NY, primarily attributable to a reduction in list pricing of remaining units $213 million funding of a commitment closed in December 2023 to a first mortgage secured by a portfolio of pubs across the UK $129 million full satisfaction of a first mortgage secured by an ultra-luxury hotel property in Puglia, Italy ($ in mm) ($ in mm) Q1 Loan Portfolio Activity 4,10 9 6

$5,610 (61%) 3.3x Debt to Equity Ratio11 Weighted-average rates of applicable benchmark rates and credit spread adjustments plus spreads of USD: +2.64% / GBP: +2.25% / EUR: +1.86% / SEK: +1.50% Our secured credit facilities do not contain capital markets-based mark-to-market provisions Consists of nine secured credit facility counterparties, one revolving credit facility and one private securitization Reflects book value per share (excluding General CECL Allowance and depreciation) of $13.59 multiplied by shares of common stock outstanding March 31, 2024 Based on maximum available advance rates across secured debt counterparties See footnotes on page 21 Capital Structure Overview ($ in mm) Capital Structure Composition Conservative Capital Management Strategy ~70% Weighted Average Available Advance Ratee No Corporate Debt Maturities until May 2026 1.3x Fixed Charge Coverage12 $1,931 (21%) Secured Debt Arragementsa,b,c Common Equity Book Valued Preferred Stock $1,267 (14%) Senior Secured Notes $500 (6%) Term Loan B $767 (8%) $169 (2%) Debt Related to Real Estate Owned $165 (2%) Corporate Debt Maturities Term Loan Term Loan Senior Notes

Carrying Value $8.3 billion Number of Loans 49 Excludes benefit of forward points on currency hedges related to loans denominated in currencies other than USD Weighted average loan-to-value (“LTV”) reflects the LTV at the time the loan was originated; excludes risk-rated 5 loans Other property types include Pubs (3%), Parking Garages (2%), Caravan Parks (2%) and Urban Predevelopment (2%) Retail property types include: Outlet Center (6%), Retail Distribution Warehouse (5%), Urban Retail (3%), and Lifestyle Center (3%) See footnotes on page 21 Loan Portfolio Overview4 Collateral Diversification13 Loan Position13 W/A Unlevered All-in Yield on Loan Portfolio5,13,a 9.1% W/A Remaining Fully-Extended Term13,15 2.3 Years W/A Portfolio Risk Rating13 3.0 W/A Portfolio Loan-to-Value13,b 57% Origination Vintage13 c d

New York City 19% West 6% Midwest 6% Southeast 7% Northeast 5% Italy 3% United Kingdom 35% Spain 4% Germany 7% Sweden 3% Collateral Diversification Other property types include Pubs (3%), Parking Garages (2%), Caravan Parks (2%) and Urban Predevelopment (2%) Other geographies include Southwest (2%), Mid-Atlantic (1%), and Other (1%) Note: Map does not show locations where percentages are 2% or lower See footnotes on page 21 Loan Portfolio Overview (cont’d) a 10 10 10,14 b 4

W/A Risk Rating13 2.8 Includes one loan secured by a portfolio which includes office, industrial, and retail property types located in various cities across Germany Weighted average loan-to-value (“LTV”) reflects the LTV at the time the loan was originated Gross of General CECL Allowance Portfolio includes a £263 million13 ($332 million13 in USD) first mortgage secured by an office redevelopment property in London which is 100% leased by a credit tenant for a 20-year term Note: Location chart does not show locations where percentages are 2% or lower See footnotes on page 21 Office Loan Portfolio Overview Number of Loans a 10 Loans First Mortgage 99% W/A Loan-to-Value13,b 51% Carrying Value c $1.6 Billion Location13 Loans with 3rd Party Subordinate Debt 3 Loans Origination Vintage13 Fully Extended Maturities13,15 Largest commitment 100% leased to credit tenantd $635 million 60% Europe 40% United States

Hedged with forward currency contracts Offset by local currency denominated secured debt arrangements 29% 71% ARI is well-positioned for fluctuating foreign exchange rates due to several risk mitigating steps we have taken to structure and fund our non-US loan portfolio and associated secured financing facilities Mitigating Foreign Exchange Risk As of March 31, 2024 the percentage of net equity to total foreign denominated carrying value was 29%, or $1.3 billion 70% weighted average advance on total foreign loan portfolio 72%a weighted average advance on foreign loans with secured debt financing Net equity and net interest income of foreign loans are economically hedged through forward currency contracts Forward point impact on forward currency contracts resulted in an $3.4 million realized gain in Q1 2024 Foreign Exchange Rate Change (Local/USD) GBP: -1% EUR: -2% SEK: -6% % FX Change Q1 Mitigating Foreign Exchange Risk ($ in mm) Weighted-average advance based on carrying value of first mortgage loans with secured debt financing Carrying value includes all commercial mortgage and subordinate loans denominated in foreign currencies with or without secured debt financing Represents the net change in unrealized gains (losses) on foreign loans of $($67) million and respective foreign secured debt arrangements of $52 million for the quarter ended March 31, 2024 Represents net change in unrealized gain (loss) on forward contracts for the quarter ended March 31, 2024, excluding gains (losses) on forward currency contracts economically hedging foreign currency interest See footnotes on page 21

Note: Assumes future financing, in certain cases, against mortgages that are not currently financed. There is no assurance such future financing against mortgages that are not currently financed will occur Represents the period of April 1, 2024 through December 31, 2024 Net of expected secured credit facility advances Reflects incremental increases in respective benchmark rates as of March 31, 2024 (SOFR 1 month: 5.33%, EURIBOR 3.89% and SONIA ON: 5.19% adjusted for compounding) See footnotes on page 21 Loan Maturities and Future Funding Profile Net Interest Income Sensitivity to Benchmark Rates18,c Fully-Extended Loan Maturities and Expected Future Fundings by Net Equity15,16,17 ($ in mm) b b a

Loan classified as held for sale as of March 31, 2024, and sold subsequent to quarter end Loan is secured by an office redevelopment property which is 100% leased by a credit tenant for a 20-year term See footnotes on page 21 Senior Loan Portfolio (1 of 3) 15 b a

Senior Loan Portfolio (2 of 3) See footnotes on page 21 19 20 15

Includes portfolio of office, industrial, and retail property types See footnotes on page 21 Senior Loan Portfolio (3 of 3) a 4,10,13 15

See footnotes on page 21 Subordinate Loan Portfolio 20 19,20 8,12,13 8,12,14 8 15 4,10 10,13 4,10,13

Appendix Consolidated Balance Sheets Consolidated Statement of Operations Reconciliation of GAAP Net Income to Distributable Earnings

Includes $7,642,848 and $7,705,491 pledged as collateral under secured debt arrangements in 2024 and 2023, respectively. Includes $246,725 and $232,991 pledged as collateral under secured debt arrangements in 2024 and 2023, respectively. Net of $367,558 and $219,482 CECL Allowance comprised of $335,000 and $193,000 Specific CECL Allowance and $32,558 and $26,482 General CECL Allowance in 2024 and 2023, respectively. Includes $135,465 pledged as collateral under secured debt arrangements in 2024. Includes $154,048 pledged as collateral under secured debt arrangements in 2024 and 2023. Includes $3,625 and $4,017 of General CECL Allowance related to unfunded commitments on commercial mortgage loans and subordinate loans, net in 2024 and 2023, respectively. Consolidated Balance Sheets See footnotes on page 21

See footnotes on page 21 Consolidated Statement of Operations

See footnotes on page 21 Reconciliation of GAAP Net Income to Distributable Earnings1

Footnotes Distributable Earnings is a non-GAAP financial measure that we define as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items (including depreciation and amortization on real estate owned) included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains (losses), other than (a) realized gains/(losses) related to interest income, and (b) forward point gains/(losses) realized on our foreign currency hedges, (v) the non-cash amortization expense related to the reclassification of a portion of our convertible senior notes to stockholders’ equity in accordance with GAAP, and (vi) provision for loan losses and impairments. Please see page 20 for a reconciliation of GAAP net income to Distributable Earnings. Represents weighted average remaining term of our Term Loans and Senior Secured Notes based on outstanding principal as of March 31, 2024. Reflects closing share price on April 26, 2024. Includes a $135 million hotel property located in the Honolulu, HI classified as held for sale as of March 31, 2024. Weighted Average Unlevered All-in Yield on the loan portfolio is based on the applicable benchmark rates as of period end on the floating rate loans and includes accrual of origination, extension, and exit fees. For non-US deals, yield excludes incremental forward points impact from currency hedging. Quarterly add-on fundings represent fundings committed prior to the quarter ended March 31, 2024. We believe it is useful to our investors to present Distributable Earnings prior to net realized losses on investments and gain on extinguishment of debt to reflect our operating results because (i) our operating results are primarily comprised of earning interest income on our investments net of borrowing and administrative costs, which comprise our ongoing operations and (ii) it has been a useful factor related to our dividend per share because it is one of the considerations when a dividend is determined. We believe that our investors use Distributable Earnings and Distributable Earnings prior to net realized loss on investments and gain on extinguishment of debt, or a comparable supplemental performance measure, to evaluate and compare the performance of our company and our peers. Book value per share of common stock is common stockholders’ equity divided by shares of common stock outstanding. Other includes changes in General CECL Allowance, cost recovery interests, valuation allowances on held for sale loans and the accretion of loan costs and fees. Amounts and percentages may not foot due to rounding. Represents total debt, less cash and loan proceeds held by servicer divided by total stockholders' equity, adjusted to add back the General CECL Allowance in line with our covenants. Fixed charge coverage is EBITDA divided by interest expense and preferred stock dividends for the quarter ended March 31, 2024. Based on loan amortized cost. Gross of $33 million of General CECL Allowance. Assumes exercise of all extension options. There is no assurance that all or any extension options will be exercised. Future funding dates and amounts are based upon the Manager’s estimates, which are derived from the best information available to the Manager at the time. There is no assurance that the payments will occur in accordance with these estimates or at all, which could affect our operating results. Excludes risk-rated 5 loans. Any such hypothetical impact on interest rates on our variable rate borrowings does not consider the effect of any change in overall economic activity that could occur in a rising interest rate environment.  Further, in the event of a change in interest rates of that magnitude, we may take actions to further mitigate our exposure to such a change.  However, due to the uncertainty of the specific actions that would be taken and their possible effects, this analysis assumes no changes in our financial structure. There is no assurance that there will be no changes in our financial structure. The analysis incorporates movements in USD, GBP and EUR benchmark rates only. Amortized cost for these loans is net of the recorded Specific CECL Allowances. Loans are secured by the same property.